Exhibit 99.2

First Quarter 2003 Review Wellman, Inc. Investor Relations April 24, 2003

Forward-Looking Statement & Copyright Statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, words such as "believes," "expects," "anticipates," and similar expressions are intended to identify forward-looking statements. These statements are made as of the date hereof based upon current expectations, and we undertake no obligation to update this information. These forward-looking statements involve certain risks and uncertainties, including, but not limited to: demand and competition for polyester fiber and PET resins; the financial condition of our customers; availability and cost of raw materials; availability and cost of petrochemical feedstock necessary for the production process; availability of financing, changes in financial markets, interest rates, credit ratings, and foreign currency exchange rates; U.S., European, Far Eastern and global economic conditions; prices and volumes of imports; work stoppages; levels of production capacity and profitable operation of assets; changes in laws and regulations; prices of competing products; natural disasters and acts of terrorism; maintaining the operations of our existing production facilities; and impact of governmental investigation of pricing practices in polyester staple fiber industry. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock. For a more complete description of the prominent risks and uncertainties inherent in our business, see our Form 10-K for the year ended December 31, 2002. This presentation is copyrighted by Wellman. It cannot be reprinted, recorded or broadcast without Wellman's express permission.

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Financial Update

First Quarter Financial Results ($ Millions except per share data) *Normalized earnings from continuing operations excludes restructuring charge of $0.8 million, or $.02 per share, because the company only incurs restructuring charges when it believes it can improve its future operating income by incurring current costs that improve its business operations **Net of tax

Quarterly Sales* 1Q01 2Q01 1Q02 2Q02 3Q02 4Q02 1Q03 Fibers & Recycled Products 132.7 120.936 117.1 129.7 124.2 118.2 120.2 Packaging Products 135.6 141.4 122.9 138.3 133.1 130.5 166.5 Group Sales - 1Q03 $MM PPG FRPG 1ST QTR 03 166.5 120.2 240.0 *Restated for Discontinued Operations 268.0 257.3 248.7 286.7

Operating Income From Continuing Operations 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 Operating Income 11.919 18.711 18.608 17.702 10.955 11.196 9.536 3.546 10.261 19.817 8.182 7.428 10.527 $ MM *Restated for change from LIFO to FIFO & Discontinued Operations

Debt Reduction Debt Reduction 3/31/00 - 3/31/03 ... $180 Million 3/31/02 - 3/31/03 ... $76 Million 1Q00 1Q01 1Q02 1Q03 Debt 416 372.3 313.7 255.5 Securitizations 225 224.4 223 205.2 $ MM Significant Cash Flow and Debt Repayment

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Raw Material Update

Far East PX Cost 2002 - April 2003 1Q02 2Q02 3Q02 4Q02 1/1/2003 2/1/2003 3/1/2003 4/1/2003 PX Cost 18.6 20.2 20.1 20.4 21.1 26.3 36.3 34.9 Source: PCI Note: Prices are on a CFR basis. Cents / Pound

Far East MEG Cost 2002 - April 2003 1Q02 2Q02 3Q02 4Q02 1/1/2003 2/1/2003 3/1/2003 4/1/2003 MEG Contract Cost 16.2 20.9 22.4 23.7 23.6 27.7 32.7 35.4 Source: PCI Note: Taiwan prices are on a contract delivered basis. Cents / Pound

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Fibers Update

U.S. Polyester Staple Industry Shipments 1997 1998 1999 2000 1Q01* 2Q01* 3Q01* 4Q01* 1Q02* 2Q02* 3Q02* 4Q02* 1Q03* Domestic Industry Shipments 2466 2337 2372 2398 2266 2065.2 2048.8 1927.6 2038.2 2170 2003.6 1958.7 2065.4 MM Lbs. Source: FEB and Wellman * Annualized

U.S. Textile and Apparel Imports 1996 1997 1998 1999 2000 2001 2002 Jan 02 - Feb 02* Jan 03 - Feb 03* Textile & Apparel 19063 22895 25944 28615 32864 32809 38285 33035 39380 Million Square Meter Equivalents Source: US Commerce Department *Annualized

Polyester Staple Imports 1996 1997 1998 1999 2000 2001 2002 Jan 03 - Feb 03* Poylester Staple Imports 488.2 555.2 662 688.9 619.5 636.2 757.7 777.6 MM Lbs. Source: US Commerce Department *Annualized

Wellman Fiber Shipments 1997 1998 1999 2000 1Q01* 2Q01* 3Q01* 4Q01* 1Q02* 2Q02* 3Q02* 4Q02* 1Q03* Wellman Domestic 780.8 754.8 721.7 693.8 689.2 613.2 611.2 552.4 637.2 710.3 659 616.4 563.4 Wellman Europe 169.4 179.7 191.1 190.2 200 193.2 170.4 186 181.6 176.9 175.4 179.4 184.5 MM Lbs *Annualized

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 PET Resins Update

Wellman PET Resin Sales 1997 1998 1999 2000 1Q01* 2Q01* 3Q01* 4Q01* 1Q02* 2Q02* 3Q02* 4Q02* 1Q03* Wellman Domestic 422.6 448.4 739.4 889.4 962.4 948.8 971.6 904 1040 1096.8 1086.4 1077.1 1268 Wellman Europe 154.9 112.1 118.7 126.5 150 153.6 156.8 150 143.4 142.4 112.8 122.2 138 MM Lbs *Annualized CAGR 1997 - 1Q03 = 16%

Wellman PET Resin NAFTA Capacity Share 1994 1995 1996 1997 1998 1999 2000 2001 2002 1Q03 Share of Market 2.8 5.4 6.2 8.7 9.4 14.3 16.6 15.7 15.3 17 % of North American Capacity Source: CCI *Annualized

NAFTA PET Resin Consumption 1999 - 2006 1998 1999 2000 2001 2002 2003E 2004E 2005E 2006E Consumption 4505 4914 5271 5805 6274 6736 7307 7833 8405 MM Lbs. 8% CAGR (1999-2006) 9% 7% 10% 8% 7% 8% Source: CCI 7% 7%

PET Resin Issues M & G / DAK Start-Up Raw Material Swings

Wellman's 1Q03 Energy Cost In 1Q03 $1.07 Increase in DEK Over Plan Each Dollar Increase per DEK Increases Cost by Approximately $5.0 Million Annually 1Q03 Plan 1Q03 Actual Plan 5.14 5.14 Update 1.07 $ / DEK* *DEK = 1.0 Million BTU's